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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ___________

                                   FORM 8 - K

                                 CURRENT REPORT

                    Pursuant to Section 13  or 15(d) of the

                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)     NOVEMBER 30, 1997
                                                   ------------------------

                               FOCUS SURGERY, INC.
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               (Exact name of registrant as specified in charter)

              DELAWARE                    0-22136             77-0332937
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  (State or other jurisdiction of     (Commission File      (IRS Employer
           incorporation)                 Number)        Identification No.)

   113 TYNAN WAY, PORTOLA VALLEY, CA                      94028
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(Address of principal executive offices)               (Zip Code)


 Registrant's telephone number, including area code       (415) 529-0730
                                                      ---------------------

                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland division pursuant to which the Registrant's existing directors and officers will continue in possession but subject to the supervision and orders of the bankruptcy court.

     The Company is currently reviewing the claims of its various creditors. It is unclear at this time whether there will be any funds available for distribution to shareholders. Once this information has been determined, the Company may file a plan of reorganization with the bankruptcy court.

Item 7. Financial Statements and Exhibits

Exhibit No.     Description

99.23 Summary of Financial Status of the Registrant for the month ended November 1997, as filed with the United States Bankruptcy Court, Northern District of California,
                Oakland division.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Focus Surgery, Inc.
                                         ------------------------------------
                                                      (Registrant)


 Date:  January 12, 1998                 By:         /s/ RICK REDETT
                                              -------------------------------
                                         Name:  Rick Redett
                                         Title: President and Chief Executive
                                                Officer